PIMCO Funds

Supplement Dated March 5, 2009 to the

Bond Funds Class A, Class B and Class C Prospectus, dated July 31, 2008,

Bond Funds Class P Prospectus, dated September 1, 2008,

Bond Funds Institutional and Administrative Class Prospectus, dated October 1, 2008,

PIMCO Government Money Market Fund Class M and Administrative Class Prospectus,

dated January 16, 2009,

PIMCO Government Money Market Fund Class P Prospectus, dated January 16, 2009 and

PIMCO Government Money Market Fund Class A and Class C Prospectus,

dated February 17, 2009

Disclosure Related to the PIMCO Money Market Fund and

PIMCO Government Money Market Fund

(each a “Fund,” collectively the “Funds”)

To maintain certain net yields for the Funds, Pacific Investment Management Company LLC (“PIMCO”) and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, a Fund’s Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and PIMCO Funds, exceed 0.0049% of the class of the applicable Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO’s or its affiliates’ own assets. These payments and reimbursements may be made from profits received by PIMCO from Advisory Fees and Supervisory and Administrative Fees paid to PIMCO by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

Investors Should Retain This Supplement For Future Reference